Exhibit 99.2

 AngioDynamics  Third Quarter Fiscal Year 2025 Earnings Presentation  April 2, 2025

 Forward-Looking Statements  2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2024. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

FY Q3 2025 Key Takeaways

Continued commercial and operational execution positions AngioDynamics to drive accelerated, profitable growth moving forward

CONTINUED COMMERCIAL EXECUTION

- 9% YoY pro forma total revenue growth
- MedTech segment pro forma revenue growth of 22% YoY
- Auryon sales of $13.9 million, growth of 17% YoY
- AngioVac sales of $6.8 million, growth of 23% YoY
- AlphaVac sales of $3.0 million, growth of 161% YoY
- NanoKnife probe sales of $4.9 million, growth of 16% YoY

ACHIEVED KEY CLINICAL, REGULATORY & MARKET ACCESS MILESTONES

- Received FDA clearance for NanoKnife for prostate tissue ablation

SUSTAINED PROFITABILITY

- Reported pro forma Adj. EBITDA of $1.3M, improving from ($3.6)M in Q3 FY24

INCREASED FULL YEAR 2025 GUIDANCE

- Increased revenue, Med Tech growth, gross margin, adjusted EBITDA, and adjusted EPS guidance

3

 4  0.9%   Pro Forma Growth  22.2%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  47.4%  62.5%  Med Device  Med Tech  Q3 FY 2025 Pro Forma Financial Snapshot

 5  (1.1)%  Pro Forma Growth  18.6%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  47.8%  63.2%  Med Device  Med Tech  YTD FY 2025 Pro Forma Financial Snapshot

Med Tech - Auryon


AURYON
AURYON



Period	Sales	YoY Growth
Q3 2025	$13.9M	17.3%
YTD 2025	$41.3M	21.2%

- Cumulative sales of ~$170M since launch in Sept 2020
- Continued penetration into hospital setting
- Launched 1.7mm Catheter in Q1 FY25
- European CE Mark approval in Q1 FY25
- Initiated the AMBITION BTK RCT and Registry to generate definitive clinical evidence supporting the use of the Auryon Atherectomy System in treating below the knee lesions in patients with critical limb ischemia.

6

Med Tech - Thrombus Management  7  AngioVac and AlphaVac combined represent a strong, comprehensive mechanical thrombectomy portfolio  AngioVac  23.1% YoY growth in Q3 and 20.2% YoY growth YTD  AlphaVac  Published APEX-AV trial results in JSCAI showing AlphaVac System achieved 35.5% clot reduction, comparing favorably to other aspiration devices, with improved RV/LV ratio and pulmonary artery pressures.  3Q 2025  Sales  YoY Growth  AngioVac  $6.8M  23.1%  AlphaVac  $3.0M  161.4%  Total Mech Thromb.  $9.8M  46.7%  Unifuse  $1.4M  17.3%  Total Thrombus Mgmt.  $11.2M  42.2%  YTD 2025  Sales  YoY Growth  AngioVac  $20.7M  20.2%  AlphaVac  $7.7M  59.0%  Total Mech Thromb.  $28.4M  28.7%  Unifuse  $3.8M  13.4%  Total Thrombus Mgmt.  $32.2M  26.7%

 Med Tech - NanoKnife  8  Received CPT Category 1 Code (effective Jan. 1, 2026), which is expected to streamline reimbursement for healthcare providers conducting irreversible electroporation (IRE) ablation procedures.  Announced PRESERVE clinical study met primary endpoints:  At 12-months post-procedure:  84.0% of patients were free from in-field, clinically significant disease  Demonstrated strong quality of life outcomes  Received FDA clearance for prostate tissue ablation (Dec. 2024)  3Q 2025  Sales  YoY Growth  Disposables  $4.9M  16.2%  Capital  $1.3M  (21.6)%  Total  $6.3M  5.3%  YTD 2025  Sales  YoY Growth  Disposables  $14.0M  11.3%  Capital  $3.3M  (26.5)%  Total  $17.3M  1.3%

 Med Device  9  3Q 2025  Sales  YoY Growth  Core Peripheral  $19.4M  3.5%  Venous / EVLT  $6.6M  (2.8)%  Ports  $8.7M  (2.1)%  Solero Microwave  $4.6  8.6%  Alatus and Isoloc Balloons  $0.9M  (9.8)%  Other Med Device  $0.5M  (32.1)%  Total  $40.7M  0.9%  YTD 2025  Sales  YoY Growth  Core Peripheral  $56.8M  0.5%  Venous / EVLT  $20.1M  (0.2)%  Ports  $26.9M  0.3%  Solero Microwave  $13.5M  (7.2)%  Alatus and Isoloc Balloons  $3.0M  (8.7)%  Other Med Device  $1.4M  (16.4)%  Total  $121.7M  (1.1)%

 Fiscal Year 2025 Guidance  10  Metric  Updated Guidance  (Issued Apr. 2, 2025)  Previous Guidance  (Issued Jan. 8, 2025)  Full Year Net Sales  $285 - $288 million  $282 - $288 million  Med Tech Net Sales  14 – 16% YoY growth  12 – 15% YoY growth  Med Device Net Sales  Flat (unchanged)  Flat  Gross Margin  53 - 54%  52 - 53%  Adjusted EBITDA  $4.0 - $5.0 million  $1.0 - $3.0 million  Adjusted EPS  ($0.31) – ($0.34)  ($0.34) – ($0.38)

 11  Auryon  Received CE Mark in Q1 FY2025  Moved to full market release in EU during first quarter of calendar 2025  Continuing to increase penetration in the hospital setting in the U.S.   AlphaVac  Executing full commercial launch of PE indication in U.S. and CE Marked countries  Launching new products to refine and enhance usability  NanoKnife  Received CPT1 Code for IRE for the treatment of prostate tissue  Received FDA clearance for prostate tissue in December  Expanded commercial launch in-process for prostate following clearance  Fiscal Year 2025 Catalysts

 Appendix  12

 Reconciliation of GAAP to Non-GAAP Pro Forma Results for the Consolidated Income Statements  13

 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and EPS  14  Reconciliation of Net Loss to Adjusted EBITDA

 Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma Net Loss and EPS  15  Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma EBITDA

 16  Detail of “Acquisition, Restructuring and Other Items, net”

 17  Reconciliation of GAAP to Non-GAAP Pro Forma Results for Sales and Gross Margin by Product Category